                            BROADWAY FINANCIAL CORPORATION
                               LONG TERM INCENTIVE PLAN

                                      Section 1

                                       PURPOSE

     The purpose of this Broadway Financial Corporation Long Term Incentive Plan (this "PLAN") is to increase stockholder value and to advance the interests of Broadway Financial Corporation (the "HOLDING COMPANY") and its subsidiary, Broadway Federal Bank, f.s.b. (the "BANK") (the Holding Company and Bank are collectively referred to herein as the "COMPANY") by awarding equity based incentives designed to attract, retain and motivate employees.

                                      Section 2

                                    ADMINISTRATION

     2.1. ADMINISTRATION BY COMMITTEE. This Plan shall be administered by a committee (the "COMMITTEE") consisting of two or more members of the Holding Company's Board of Directors ("BOARD"), who are appointed and may be removed by the Board, and who are "disinterested persons" within the meaning of Securities and Exchange Commission Rule 16b-3 ("RULE 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.2. AUTHORITY. Subject to the provisions of this Plan, the Committee shall have the authority to (a) manage and control the operation of this Plan,
(b) interpret and construe the provisions of this Plan, and prescribe, amend and rescind rules and regulations relating to this Plan, (c) make awards under this Plan in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted), (d) modify the terms of outstanding awards, (e) prescribe the form of agreement, certificate or other instrument evidencing any award under this Plan, (f) correct any defect or omission and reconcile any inconsistency in this Plan or in any award hereunder, and (g) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of this Plan. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.
                                      Section 3

                                    PARTICIPATION

     All employee of the Company, or of any subsidiaries or affiliates, are eligible to receive awards granted pursuant to this Plan. Subject to the terms and conditions of this Plan, the Committee shall determine and designate from time to time the employees of the Company and its subsidiaries and affiliates (including employees who are directors) who shall receive awards under this Plan ("PARTICIPANTS").

                                      Section 4

                             SHARES SUBJECT TO THIS PLAN

     4.1. NUMBER OF SHARES RESERVED. Subject to adjustment in accordance with subsection 4.2, the maximum number of shares of common stock, $0.01 par value, of the Holding Company ("COMMON STOCK") which may be issued under this Plan shall not exceed 62,488 shares in the aggregate, and shall not exceed 4,463 shares with respect to any one individual in any calendar year. Such shares may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine. The number of shares related to awards that expire unexercised or are forfeited, surrendered, terminated or cancelled (except for shares of Common Stock withheld or surrendered to satisfy tax withholding obligations) shall again be available for additional awards under this Plan unless this Plan shall have terminated.

     4.2. ADJUSTMENTS TO SHARES RESERVED. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization of the Company affecting the Common Stock, the type and number of shares of stock which are or may be subject to awards under this Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under this Plan.

                                      Section 5

                                   STOCK OPTIONS

     5.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the Participants to whom options to purchase shares of Common Stock ("OPTIONS") are to be awarded under this Plan and shall determine the number, type and terms of the Options to be awarded to each of them. Each Option awarded under this Plan shall be a "nonqualified stock option" for tax purposes, unless the Option satisfies all of the requirements of Section 422 of the Code and the Committee designates such Option as an "Incentive Stock Option".

     5.2. OPTION PRICE. The "Option Price" for any Option awarded hereunder shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is awarded. The "Fair Market Value" of a share of Common Stock as of any date shall be equal to the average of the high and low bid prices of the Common Stock or the closing sale price thereof as reported by an applicable transaction reporting system or stock exchange on the date preceding the applicable date or, if no bid quotations or sale prices of Common Stock are reported on such date, the average of the high and low bid prices or closing sale price of a share of Common Stock on the date as of which trading in the Common Stock was last reported on the applicable transaction reporting system or exchange. If the Common Stock is not listed or admitted to trading on any exchange or system that reports actual sale prices or bid and asked quotations, the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Committee.

     5.3. OPTION EXPIRATION DATE. All rights to purchase shares of Common Stock pursuant to an Option shall cease as of the date (the "OPTION EXPIRATION DATE") established by the Committee at the time of the award of such Option (subject to any earlier permitted termination by the Committee), but in no event later than the date which is ten years after the date on which the Option is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested options shall terminate and his or her vested options shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or
(iii) the Option Expiration Date; PROVIDED, HOWEVER, the Committee may not provide that the Participant's right to exercise vested options shall terminate less than six months from the date of termination of employment due to death or disability or less than 30 days after the date of termination of employment for any other reason, but no options shall be exercisable later than the Option Expiration Date.

     5.4. VESTING. Each Option awarded under this Plan shall vest (become exercisable), either in whole or in part, at such time or times as shall be determined by the Committee at the time the Option is granted, or at such earlier time or times as the Committee shall subsequently determine, but shall be at the rate of at least 20% per year over five years from the date the Option is granted.

     5.5. MANNER OF EXERCISE. An Option may be exercised by a Participant (or, in the event of his or her death, by the person or persons to whom that right passes by will or by the laws of descent and distribution), to the extent then vested, by giving written notice of such exercise to the Secretary of the Company at the principal executive offices of the Company prior to the Option Expiration Date; provided, however, that an Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares (and, if required by the Committee, any applicable withholding taxes) in such form and manner as the Committee may from time to time approve.

                                      Section 6

                              STOCK APPRECIATION RIGHTS

     6.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the employees to whom stock appreciation rights ("SARS") are to be awarded under this Plan and shall determine the number and terms of the SARs to be awarded to each of them. An SAR may be awarded in tandem with an Option at the time the Option is granted or thereafter. Notwithstanding any provision of this Section 6 to the contrary, an SAR awarded in tandem with an Option shall be exercisable only to the extent that the related Option is exercisable.

     6.2. PAYMENT. Subject to the terms and conditions of this Plan, upon exercise of an SAR, a Participant shall be entitled to receive the number of shares of Common Stock having a Fair Market Value (as of the date of exercise) equal to:

     (a)  the number of shares of Common Stock as to which the SAR is exercised;

                    MULTIPLIED BY

     (b) the excess of the Fair Market Value (as of the date of exercise) of a share of Common Stock over the exercise price of the SAR;

provided, however, that, in lieu of fractional shares of Common Stock, a Participant shall be entitled to receive an appropriate cash payment; and provided, further, that the Committee, in its sole discretion, may elect to settle the SAR (or any portion thereof) in cash equal to the Fair Market Value on the exercise date of any or all of the shares of Common Stock that would otherwise be issuable upon such exercise.

     6.3. SAR EXPIRATION DATE. All rights to acquire shares of Common Stock pursuant to an SAR shall cease as of the date (the "SAR EXPIRATION DATE") established by the Committee at the time of award (subject to any earlier permitted termination by the Committee), but in no event later than the date which is ten years after the date on which the SAR is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested SARs shall terminate and his or her vested SARs shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or (iii) the SAR Expiration Date.

     6.4. VESTING. Each SAR awarded under this Plan shall become exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the SAR is granted, or at such earlier times as the Committee shall subsequently determine.

     6.5. MANNER OF EXERCISE. An SAR may be exercised, in whole or in part to the extent then vested, by giving written notice of such exercise to the Secretary of the Company prior to the date on which the SAR expires. Such notice shall specify the number of shares with respect to which the SAR is exercised. As soon as practicable after receipt of such notice, the Company shall deliver to the Participant certificates for the shares of Common Stock or cash or both to which the Participant is entitled pursuant to subsection 6.2.
To the extent that an SAR that is awarded in tandem with an Option is exercised, the related Option will be cancelled, and to the extent that an Option awarded in tandem with an SAR is exercised, the tandem SAR will be cancelled.

                                      Section 7

                          LIMITED STOCK APPRECIATION RIGHTS

     7.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee may designate that limited stock appreciation rights ("LSARs") are to be awarded in tandem with all or a portion of any Option award under this Plan. An LSAR may be awarded in tandem with an Option at the time the Option is granted or thereafter. Notwithstanding any provision of this Section 7 to the contrary, an LSAR shall be exercisable only to the extent that the related Option is exercisable. Unless otherwise provided by the Committee, an LSAR shall not be exercised in whole or part prior to the date which is six months after the date of award of the LSAR and may only be exercised following a Change in Control (as defined in subsection 7.5) of the Company.

     7.2. PAYMENT. Subject to the terms and conditions of this Plan, upon exercise of an LSAR, a Participant shall be entitled to receive a cash payment equal to:

     (a) the number of shares of Common Stock as to which the LSAR is exercised;

                    MULTIPLIED BY

     (b) the excess of the Fair Market Value (as of the date of exercise) of a share of Common Stock over the exercise price of the LSAR.

     7.3. LSAR EXPIRATION DATE. All rights to exercise an LSAR shall cease as of the date (the "LSAR EXPIRATION DATE") established by the Committee at the time of the award (subject to any earlier permitted termination by the Committee), but in no event later than the date which is ten years after the date on which the LSAR is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested LSARs shall terminate and his or her vested LSARs shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or (iii) the LSAR Expiration Date. Notwithstanding any provision of this subsection 7.3 to the contrary, an LSAR shall be exercisable only to the extent that the underlying Option is exercisable.

     7.4. MANNER OF EXERCISE. An LSAR may be exercised, in whole or in part to the extent then vested, by giving written notice of such exercise to the Secretary of the Company after the date of a Change in Control and prior to the date on which the LSAR expires. Such notice shall specify the number of shares with respect to which the LSAR is exercised. To the extent that an LSAR is exercised, the related Option will be cancelled, and to the extent that an Option awarded in tandem with an LSAR is exercised, the tandem LSAR will be cancelled.

                                      Section 8

                                   RESTRICTED STOCK

     8.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the employees to whom shares of "Restricted Stock" shall be awarded under this Plan and determine the number of shares and the terms and conditions of each such award. Each Restricted Stock award shall entitle the Participant to receive shares of Common Stock upon the terms and conditions specified by the Committee and subject to the following provisions of this Section 8.

     8.2. RESTRICTIONS. All shares of Restricted Stock awarded hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

     (a) a required period of employment with the Company, as determined by the Committee, prior to the vesting of the shares of Restricted Stock;

     (b) a prohibition against the sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period as determined by the Committee; and

     (c) a requirement that the holder of shares of Restricted Stock forfeit all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions.

All restrictions on shares of Restricted Stock awarded pursuant to this Plan shall expire, and such shares shall vest in the Participant when they were awarded, at such time or times as the Committee shall specify.

     8.3. REGISTRATION OF SHARES. Shares of Restricted Stock awarded pursuant to this Plan shall be registered in the name of the Participant and, in the discretion of the Committee, may be deposited with an entity designated by the Committee or with the Company. The Committee may require the Participant to endorse a stock power in blank with respect to shares of Restricted Stock awarded to the Participant.

     8.4. STOCKHOLDER RIGHTS. Subject to the terms and conditions of this Plan, during any period in which shares of Restricted Stock are subject to forfeiture or restrictions on transfer, each Participant who has been awarded shares of Restricted Stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive all dividends paid on such shares. Unless otherwise provided by the Committee, stock dividends or dividends in kind and any other securities distributed with respect to Restricted Stock shall be restricted to the same extent and subject to the same terms and conditions as the Restricted Stock to which they are attributable.

     8.5. LAPSE OF RESTRICTIONS. Subject to the terms and conditions of this Plan, at the end of any time period during which the shares of Restricted Stock are subject to forfeiture or restrictions on transfer, such shares will vest and thereupon be delivered free of all restrictions to the Participant (or to the Participant's legal representative, beneficiary or heir); PROVIDED, HOWEVER, that such shares will vest at the rate of at least 20% per year over five years from the date of the award.

                                      Section 9

                                       GENERAL

     9.1. EFFECTIVE DATE. This Plan will become effective on the date it is adopted by the Holding Company's Board of Directors, subject to its approval by the Company's stockholders. Awards may be issued under this Plan prior to the time stockholder approval is obtained, but if stockholder approval is not received within twelve months of this Plan's adoption, such awards shall be cancelled and be of no effect. In no event may an Option or SAR be exercised, or restrictions on Restricted Stock lapse, prior to the date stockholder approval is obtained.

     9.2. DURATION. This Plan shall remain in effect until all awards made under this Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of this Plan and the award and until all restrictions imposed on shares of Common

Stock issued under this Plan have lapsed. No award may be made under this Plan after the tenth anniversary of the date this Plan is adopted by the Company's Board of Directors.

     9.3. NON-TRANSFERABILITY OF INCENTIVES. No Option, SAR, LSAR or share of Restricted Stock may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution), and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, awards may be exercised only by him or her or by his or her guardian or legal representative.

     9.4. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. In the event that a Participant ceases to be an employee of the Company for any reason, including death, any awards then outstanding may be exercised or shall expire in accordance with the terms of this Plan and the award.

     9.5.  EFFECT OF CHANGE IN CONTROL.

     (a) To the extent not then prohibited by 12 C.F.R. Section 563b.3(g)(4) or other applicable regulation or law, unless determined otherwise by the Committee, upon a Participant's termination of employment within the twelve months following a Change in Control, all unvested Restricted Stock awards shall become fully vested and all Options, SARs and LSARs shall be exercisable for a period ending on the earlier of the Expiration Date of the Option, SAR or LSAR or the first anniversary of the Participant's termination of employment. Notwithstanding the foregoing provisions of this subsection 9.5, in the event of a Change in Control as the result of a Terminating Event, a Participant's Options, SARs, LSARs and Restricted Stock will become exercisable pursuant to this paragraph only if no provision has been made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of the awards theretofore granted hereunder, or the substitution for such awards of new awards issued by the successor corporation or, if applicable, the publicly traded entity that is the parent entity of the successor corporation, with such appropriate adjustments as may be determined or approved by the Committee, in which event this Plan and the awards theretofore granted or substituted therefor shall continue in the manner and under the terms so provided.

     (b) As used in this Plan, a "Change in Control" of the Company shall mean an event of a nature that (i) would be required to be reported in response to Item 1 of a current report filed on Form 8-K pursuant to
          Section 13 or 15(d) of the Exchange Act as in effect on the Effective Date of this Plan; or (ii) results in any person acquiring control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended and the rules and regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the Effective Date of this Plan, (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and, without limitation, such a change in control shall be deemed to have occurred at such time as (A) any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company, and including any such persons that may be deemed to be acting in concert with respect to the Bank or the Holding Company, or the acquisition, ownership or voting of Bank or Holding Company securities) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax-qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date of the adoption of this Plan by the Board of Directors of the Holding Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of liquidation reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction in which the Bank or Holding Company is not the resulting entity (a "TERMINATING EVENT") is approved by the Board and the stockholders or otherwise occurs; or (D) solicitations of stockholders of the Holding Company, by someone other than the Incumbent Board of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to this Plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company; or (F) any other event, transaction or series of transactions occurs as a result of which any person may be deemed to "acquire control" of the Bank or the Holding Company (as such terms are defined in the regulations of the OTS set forth at 12 C.F.R. Part 574 as in effect on the effective date of this Plan).

     9.6.  COMPLIANCE WITH APPLICABLE LAW AND WITHHOLDING.

     (a) This Plan shall be governed by and construed in accordance with the internal laws of the State of California. Notwithstanding any other provision of this Plan, the Company shall have no obligation to issue any shares of Common Stock under this Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

     (b) Prior to the issuance of any shares of Common Stock under this Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of Securities Act of 1933, as amended.

     (c) With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any award under this Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3.

     (d) If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any of the foregoing) of any type of award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award, the issuance of shares of Common Stock pursuant to any award, or the removal of any restrictions imposed on shares subject to an award, such award shall not be made and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     (e) All awards and payments under this Plan are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any award under this Plan or to collect as a condition of any payment under this Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution otherwise required to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

     9.7. NO CONTINUED EMPLOYMENT. This Plan does not constitute a contract of employment or continued service, and participation in this Plan will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under this Plan unless such right or claim has specifically accrued under the terms of this Plan or the terms of any award under this Plan.

     9.8. TREATMENT AS A STOCKHOLDER. Any award to a Participant under this Plan shall not create any rights in such Participant as a stockholder of the Holding Company until shares of Common Stock are registered in the name of the Participant.

     9.9. AMENDMENT OF THIS PLAN. The Board may, at any time and in any manner, amend, suspend or terminate this Plan; provided, however, that no such amendment or discontinuance shall:

     (a) make any "material" (as such term is interpreted from time to time for purposes of Rule 16b-3) increase in the number of shares reserved under subsection 4.1 without stockholder approval;

     (b) make any other change that would disqualify this Plan, or any award granted under this Plan, intended to be so qualified, from the exemption provided by Rule 16b-3; or

     (c) alter or impair the rights of Participants with respect to awards previously made under this Plan without the consent of the holder thereof.

     9.10. INFORMATION TO PARTICIPANTS. The Company will provide financial statements of the Company to each Participant at least annually and without charge.